Voya Investment Management

Third Quarter Report

November 30, 2016

Voya Prime Rate Trust

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

Voya Prime Rate Trust

THIRD QUARTER REPORT

November 30, 2016

Table of Contents

Portfolio Managers' Report	2
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	14
Portfolio of Investments	23
Shareholder Meeting Information	43
Advisory Contract Approval Discussion	44
Additional Information	51

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Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

Voya Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. dollar-denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF NOVEMBER 30, 2016
Net Assets	$849,752,236
Total Assets	$1,235,916,149
Assets Invested in Senior Loans	$1,209,060,738
Senior Loans Represented	382
Average Amount Outstanding per Loan	$3,165,080
Industries Represented	35
Average Loan Amount per Industry	$34,544,593
Portfolio Turnover Rate (YTD)	44%
Weighted Average Days to Interest Rate Reset	38
Average Loan Final Maturity	59 months
Total Leverage as a Percentage of Total Assets	26.64%

PERFORMANCE SUMMARY

The Trust declared $0.08 of dividends during the third fiscal quarter and $0.24 during the nine months ended November 30, 2016. Based on the average month-end net asset value ("NAV") per share of $5.74 for the third fiscal quarter and $5.64 for the nine-month period, the annualized distribution rate(1) was 5.57% for the third fiscal quarter and 5.62% for the nine-month period. The Trust's total return for the third fiscal quarter, based on NAV(4), was 2.23%(2) versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(3) of 1.97% for the same quarter. For the nine months ended November 30, 2016, the Trust's total return, based on NAV(4), was 12.30%(2), versus a total return on the Index of 10.19%. The total market value return(4) for the Trust's Common Shares during the third fiscal quarter was 4.61% and for the nine months period ended November 30, 2016 was 22.54%.

MARKET REVIEW

For the most part, the last three months carried forward the themes that started in March of this year, namely the ongoing hunt for yield and a general risk-on mindset, despite periodic spikes in global

(1)  The distribution rate is calculated by annualizing dividends and distributions declared during the period using the 30/360 convention and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The tax characterization of dividends and distributions will be determined after the Trust's tax year-end.

(2)  The Trust's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower.

(3)  The Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. The Index is not subject to any fees or expenses. An investor cannot invest directly in an index.

(4)  The total return is based on full reinvestment of dividends.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

volatility. Against this backdrop, senior loans, as represented by the Index, posted a three-month return of 1.97%, bringing the year-to-date figure to 8.90%.

Strong market technicals, combined with low default activity, had the effect of lifting performing loan prices closer to par (more than half of the performing names in the Index were bid at par or higher as of November 30) and, as such, the riskier/lower-priced cohorts of the market outperformed in predictable fashion. Loans rated CCC and those in default significantly topped the broad Index for the three-month period with returns of 6.37% and 7.29%, respectively. Issuance kicked off the quarter in tepid fashion following some of the Brexit noise, while demand picked up from all sources. By the end of the period, market technicals had moved toward a better balance as new issue supply increased, indicated by the growth in par amount outstanding for the Index of $11.6 billion over the month of November. On the demand side, retail loan funds recorded an inflow of $1.89 billion in November (per Lipper weekly reporters) and collateralized loan obligation issuance was a sizable $10.3 billion. Even with the very healthy inflows, demand only outpaced supply by a modest $1.3 billion, a notable decrease from October and September's respective $6 and $9 billion.

Default activity for the Index remained well below the long-term average for the asset class, both by principal amount and number of issuers, with the rates easing to a nine-month low of 1.66% and 2.11%, respectively, as of November 30.

PORTFOLIO SPECIFICS

The Trust outperformed the Index over the period, primarily the result of the use of leverage in an environment marked by improving prices and investor sentiment. Leverage was in line with historical levels and the use of leverage continues to be evaluated in conjunction with both fundamental risk and short term technical price movements.

Although there were a number of contributors from a sector perspective, the most significant relative contributors were attributed to selection in utilities and telecommunications. Within utilities, the largest contributor was the Trust's continued avoidance of the volatile Energy Future Holdings (fka, TXU) position, which has since been removed from the benchmark. Within telecommunications, an overweight to Avaya Inc. boosted relative returns. Detractors relative to the Index were primarily due to the Trust's underweight positions in nonferrous metals/minerals and oil & gas, as well as avoidance of some of the highest performers in those sectors, particularly, Arch Coal Inc and Fieldwood Energy LLC. The Trust's overweight to Healogics, Inc. in the healthcare sector was also detractive to relative returns.

TOP TEN LOAN ISSUERS
AS OF NOVEMBER 30, 2016
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Dell	1.5%	2.2%
Asurion, LLC	1.2%	1.7%
PetSmart, Inc.	1.0%	1.5%
Advantage Sales & Marketing, Inc.	1.0%	1.5%
BJs Wholesale Club	1.0%	1.5%
Univision Communications, Inc.	0.9%	1.4%
Gates Global LLC	0.9%	1.4%
Communications Sales & Leasing, Inc.	0.8%	1.2%
Amaya Gaming Group Inc.	0.8%	1.1%
Hub International Limited	0.8%	1.1%

TOP TEN INDUSTRIES
AS OF NOVEMBER 30, 2016
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Electronics/Electrical	12.7%	18.5%
Health Care	10.2%	14.8%
Retailers (Except Food & Drug)	8.1%	11.7%
Business Equipment & Services	7.4%	10.7%
Telecommunications	6.7%	9.7%
Diversified Insurance	4.9%	7.1%
Chemicals & Plastics	4.5%	6.5%
Lodging & Casinos	3.8%	5.5%
Automotive	3.7%	5.3%
Cable & Satellite Television	3.4%	5.0%

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

The Trust continues to be diversified, with 318 individual issuers and 35 different industry sectors represented. The average issuer exposure at period-end stood at 0.31% of assets under management ("AUM"), while the average industry exposure closed the fiscal year at 2.86% of AUM. Both measures were unchanged from the prior reporting period.

OUTLOOK AND CURRENT STRATEGY

Of course, what most investors are wondering, as we close out 2016, is how loans will fair longer-term under President-elect Trump's administration. Some optimism now seems to be building about the chance for stronger economic growth under a new government unimpaired by gridlock, given the Republican trifecta (White House, Senate and House of Representatives). We can still expect some volatility in the coming days as the President-elect provides detailed information about the new administration's priorities and policies on a variety of topics, including taxes, infrastructure spending, trade, energy, healthcare, etc. Notwithstanding, we believe the structural aspects of loans (specifically, senior and secured position in the capital structure) in combination with a closing gap between LIBOR(1) and the weighted average LIBOR floor, are all positive catalysts to support demand and help smooth some of the volatility other asset classes, such as high yield and corporate bonds, might experience in 2017 as economic, monetary and fiscal policies emerge.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Prime Rate Trust
December 31, 2016

Ratings Distribution as of November 30, 2016
Ba	33.56%
B	60.60%
Caa and below	5.78%
Not rated*	0.06%

Loan ratings apply to the underlying holdings of the Trust and not the Trust itself. Ratings distribution shows the percentage of the Trust's loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody's Investors Service, Inc. Ratings distribution is based on Moody's senior secured facility ratings. Moody's ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody's are considered to be below investment-grade. When a loan is not rated by Moody's, it is designated as "Not Rated." Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*  Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

(1)  The London Interbank Offered Rate is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended November 30, 2016
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	9.24%	4.60%	7.35%	4.21%
Based on Market Value	13.29%	3.66%	7.92%	4.10%
S&P/LSTA Leveraged Loan Index	7.76%	3.35%	4.98%	4.59%

The table above illustrates the total return of the Trust against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by Voya Investments, LLC. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 336-3436 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES
	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
November 30, 2016	3.50%	5.35%	5.68%	5.63%	5.98%
August 31, 2016	3.50%	5.80%	6.31%	5.57%	6.05%
May 31, 2016	3.50%	5.69%	6.32%	5.51%	6.12%
February 29, 2016	3.50%	5.94%	6.89%	5.93%	6.87%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing the last regular dividend and distribution declared during the period using the 30/360 convention by the Trust's reporting period-end net asset value (in the case of NAV) or the reporting period-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate includes distributions from net investment income. The tax characterization of dividends and distributions will be determined after the Trust's tax year-end.

In pursuit of its investment objectives, the Trust may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk: Prices of the Trust's investments are likely to fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons, or if the borrower or issuer is late (or defaults) in paying interest or principal. The Trust invests a substantial portion of its assets in below investment-grade Senior Loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as "junk" investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans and are subject to greater levels of credit and liquidity risks. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Trust's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Trust's assets may decrease, which will cause the Trust's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

Market interest rates in the United States are at or near historic lows, which may increase the Trust's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase

Voya Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Leverage Risk: The use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Common Shares. To the extent that the Trust is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the leverage. The Trust is subject to certain restrictions imposed by lenders to the Trust and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Trust. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products that are more stringent than those imposed on the Trust by the 1940 Act. These restrictions could impede the manager from fully managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

Voya Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2016 (Unaudited)

ASSETS:
Investments in securities at fair value (Cost $1,234,840,258)	$1,213,724,897
Short-term investments at fair value (Cost $4,660,587)	4,638,371
Total Investments at fair value	1,218,363,268
Cash	7,141,377
Foreign currencies at value (Cost $862,556)	862,564
Receivables:
Investment securities sold	3,536,369
Interest	5,884,614
Other fees	228
Unrealized appreciation on forward foreign currency contracts	67,986
Prepaid expenses	38,743
Other assets	21,000
Total assets	1,235,916,149
LIABILITIES:
Notes payable	329,200,000
Payable for investment securities purchased	55,446,161
Accrued interest payable	83,313
Payable for investment management fees	1,015,468
Payable to trustees under the deferred compensation plan (Note 6)	21,000
Accrued trustee fees	9,103
Unrealized depreciation on forward foreign currency contracts	26,270
Unrealized depreciation on unfunded commitments	165
Other accrued expenses	362,433
Total liabilities	386,163,913
NET ASSETS	$849,752,236
Net assets value per common share outstanding (net assets divided by 147,787,691 shares of beneficial interest authorized and outstanding, no par value)	$5.75
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,097,464,804
Undistributed net investment income	2,244,465
Accumulated net realized loss	(228,854,608)
Net unrealized depreciation	(21,102,425)
NET ASSETS	$849,752,236

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF OPERATIONS for the Nine Months Ended November 30, 2016 (Unaudited)

INVESTMENT INCOME:
Interest	$47,775,558
Dividends	58,767
Other fees	831,771
Total investment income	48,666,096
EXPENSES:
Investment management fees	9,284,680
Transfer agent fees	70,409
Interest expense	3,748,625
Custody and accounting expense	389,445
Professional fees	124,735
Shareholder reporting expense	200,325
Trustees fees	24,078
Miscellaneous expense	150,528
Total expenses	13,992,825
Net waived and reimbursed fees	(7,766)
Net expenses	13,985,059
Net investment income	34,681,037
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,927,223)
Forward foreign currency contracts	1,912,168
Foreign currency related transactions	(1,364,803)
Net realized loss	(6,379,858)
Net change in unrealized appreciation (depreciation) on:
Investments	64,820,882
Forward foreign currency contracts	(567,441)
Foreign currency related transactions	118,234
Unfunded commitments	2,278
Net change in unrealized appreciation (depreciation)	64,373,953
Net realized and unrealized gain	57,994,095
Increase in net assets resulting from operations	$92,675,132

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Nine Months Ended November 30, 2016	Year Ended February 29, 2016
FROM OPERATIONS:
Net investment income	$34,681,037	$47,060,980
Net realized loss	(6,379,858)	(15,491,341)
Net change in unrealized appreciation (depreciation)	64,373,953	(66,887,257)
Increase (decrease) in net assets resulting from operations	92,675,132	(35,317,618)
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(35,099,559)	(48,917,716)
Decrease in net assets from distributions to common shareholders	(35,099,559)	(48,917,716)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets	57,575,573	(84,235,334)
NET ASSETS:
Beginning of year or period	792,176,663	876,411,997
End of year or period (including undistributed net investment income of $2,244,465 and $2,662,987 respectively)	$849,752,236	$792,176,663

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

STATEMENT OF CASH FLOWS for the Nine Months Ended November 30, 2016 (Unaudited)

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$46,980,061
Facility fees paid	(35,810)
Arrangement fees received	14,884
Other income received	1,008,691
Interest paid	(3,770,504)
Other operating expenses paid	(10,229,538)
Purchases of securities	(528,662,154)
Proceeds on sale of securities	530,062,544
Net cash provided by operating activities	35,368,174
Cash Flows From Financing Activities:
Distributions paid to common shareholders from net investment income (net of reinvestments)	(35,099,559)
Proceeds from notes payable	236,700,000
Repayment of notes payable	(231,800,000)
Net cash flows used in financing activities	(30,199,559)
Net increase	5,168,615
Cash Impact From Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	297
Cash and foreign currency balance
Net increase in cash and foreign currency	5,168,912
Cash and foreign currency at beginning of period	2,835,029
Cash and foreign currency at end of period	$8,003,941
Reconciliation of Net increase in Net Assets Resulting from Operations To Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$92,675,132
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	(64,820,882)
Change in unrealized appreciation or depreciation on forward foreign currency contracts	567,441
Change in unrealized appreciation or depreciation on other assets and liablilities	(118,234)
Change in unrealized appreciation or depreciation on unfunded commitments	(2,278)
Accretion of discounts on investments	(2,315,096)
Amortization of premiums on investments	395,046
Net realized loss on sale of investments and foreign currency related transactions	6,379,858
Purchases of securities	(528,662,154)
Proceeds on sale of securities	530,062,544
Decrease in other assets	216
Decrease in interest and other receivable	1,124,553
Decrease in prepaid arrangement fees on notes payable	14,884
Increase in prepaid expenses	(35,810)
Decrease in accrued interest payable	(21,879)
Increase in payable for investment management fees	78,877
Increase in accrued trustees fees	943
Increase in other accrued expenses	45,013
Total adjustments	(57,306,958)
Net cash provided by operating activities	$35,368,174

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Per Share Operating Performance											Total Investment Return(1)				Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Distribution to Preferred Shareholders		Change in net asset value from Share offerings	Total from investment operations	Distribution to Common Shareholders from net investment income	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Closing market price, end of year or period	Total Investment Return at net asset value(2)		Total Investment Return at closing market price(3)		Expenses, prior to fee waivers and/or recoupments, if any(4)(7)	Expenses (before interest and other fees related to revolving credit facility)(4)(7)	Expenses, net of fee waivers and/or recoupments, if any(4)(7)	Net investment income (loss)(4)(7)	Net assets, end of year or period	Portfolio Turnover
Year or period ended	($)	($)	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)	(%)	(%)	(%)	($000's)	(%)
Voya Prime Rate Trust
11-30-16	5.36	0.24	0.39	—		—	0.63	(0.24)	—	(0.24)	5.75	5.42	12.30		22.54		2.22	1.63	2.22	5.51	849,752	44
02-29-16	5.93	0.32	(0.56)	—		—	(0.24)	(0.33)	—	(0.33)	5.36	4.63	(3.72)		(10.17)		2.08	1.61	2.08	5.54	792,177	44
02-28-15	6.08	0.33	(0.13)	—		—	0.20	(0.35)	—	(0.35)	5.93	5.49	3.83		(0.44)		2.10	1.64	2.09	5.58	876,412	68
02-28-14	6.02	0.40	0.07	—		—	0.47	(0.40)	(0.01)	(0.41)	6.08	5.87	8.15		(4.04)		2.15	1.65	2.15	6.47	898,254	96
02-28-13	5.79	0.46	0.19	—		—	0.65	(0.42)	—	(0.42)	6.02	6.55	11.72		27.73		2.14	1.63	2.14	7.76	887,047	93
02-29-12	6.08	0.35	(0.32)	(0.00	)*	—	0.03	(0.32)	—	(0.32)	5.79	5.51	0.81		(3.11)		2.20	1.67	2.20	6.07	851,278	81
02-28-11	5.72	0.30	0.38	(0.00	)*	—	0.68	(0.30)	(0.02)	(0.32)	6.08	6.02	12.32		7.09		1.93	1.59	1.93	4.87	893,661	60
02-28-10	3.81	0.28	1.95	(0.00	)*	—	2.23	(0.32)	—	(0.32)	5.72	5.94	60.70		81.66		1.99 (6)	1.77 (6)	1.93	5.56	830,785	38
02-28-09	6.11	0.46	(2.29)	(0.06)		—	(1.89)	(0.41)	—	(0.47)	3.81	3.50	(31.93	)(5)	(32.03	)(5)	3.01	1.95	3.01	7.86	552,840	10
02-29-08	7.65	0.75	(1.57)	(0.16)		—	(0.98)	(0.56)	—	(0.72)	6.11	5.64	(13.28)		(17.25)		4.36	2.20	4.36	10.35	886,976	60
02-28-07	7.59	0.71	0.06	(0.16)		—	0.61	(0.55)	—	(0.71)	7.65	7.40	8.85		13.84		4.62	2.21	4.62	9.42	1,109,539	60

(1)  Total investment return calculations are attributable to Common Shares.

(2)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(3)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital/allocations, if any, in accordance with the provisions of the dividend reinvestment plan.

(4)  The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to 1.05% of Managed Assets plus 0.15% of average daily net assets.

(5)  There was no impact on total return due to payments by affiliates.

(6)  Includes excise tax fully reimbursed by the Investment Adviser.

(7)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Ratios to average net assets plus borrowings				Supplemental data
	Expenses (before interest and other fees related to revolving credit facility)(2)	Expenses, prior to fee waivers and/or recoupments, if any(2)	Expenses, net of fee waivers and/or recoupments, if any(2)	Net investment income (loss)(2)	Preferred Shares — Aggregate amount outstanding	Liquidation and market value per share of Preferred Shares	Asset coverage inclusive of Preferred Shares and debt per share(a)	Borrowings at end of period	Asset coverage per $1,000 of debt(a)	Average borrowings	Common Shares outstanding at end of year or period
Year or period ended	(%)	(%)	(%)	(%)	($000's)	($)	($)	($000's)	($)	($000's)	(000's)
Voya Prime Rate Trust
11-30-16	1.16	1.58	1.58	3.92	—	—	4	329,200	3,581	338,382	147,788
02-29-16	1.15	1.50	1.50	3.98	—	—	3	324,300	3,443	331,738	147,788
02-28-15	1.16	1.49	1.48	3.95	—	—	4	323,500	3,709	362,490	147,788
02-28-14	1.15	1.50	1.50	4.51	—	—	3	407,000	3,207	387,979	147,788
02-28-13	1.17	1.53	1.53	5.55	—	—	3	370,600	3,394	345,145	147,427
02-29-12	1.24	1.64	1.64	4.51	—	—	3	364,000	3,339	293,444	147,116
02-28-11	1.39	1.68	1.68	4.26	100,000	25,000	102,850	187,000	6,314	122,641	146,954
02-28-10	1.67 (1)	1.87 (1)	1.81	5.23	200,000	25,000	98,400	83,000	13,419	46,416	145,210
02-28-09	1.54	2.37	2.37	6.21	225,000	25,000	70,175	81,000	10,603	227,891	145,178
02-29-08	1.60	3.17	3.17	7.53	450,000	25,000	53,125	338,000	4,956	391,475	145,094
02-28-07	1.56	3.25	3.25	6.63	450,000	25,000	62,925	281,000	6,550	459,982	145,033

(a)  Asset coverage ratios, for fiscal periods beginning after 2011, is presented to represent the coverage available to each $1,000 of borrowings. Asset coverage ratios, for periods prior to fiscal 2009, represented the coverage available for both the borrowings and Preferred Shares expressed in relation to each $1,000 of borrowings and Preferred Shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt for periods subsequent to fiscal 2008, is presented to represent the coverage available to each $1,000 of borrowings before consideration of any Preferred Shares liquidation price, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and Preferred Shares, expressed in relation to the per share liquidation price of the Preferred Shares.

(1)  Includes excise tax fully reimbursed by the Investment Adviser.

(2)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests at least 80% of its assets (plus borrowings for investment purposes) in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. The investment objective of the Trust is described in the Trust's prospectus.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Trust. The Investment Adviser has engaged Voya Investment Management Co. LLC ("Voya IM" or the "Sub-Adviser"), a Delaware limited liability company, to serve as the Sub-Adviser to the Trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Senior Loan and Other Security Valuation. The Trust is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per Common Share of the Trust is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Trust is calculated by dividing the value of the Trust's loan assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Trust is closed for business, Trust shares will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust's assets are traded in other markets on days when the Trust does not price its shares, the value of the Trust's assets will likely change and you will not be able to purchase or redeem shares of the Trust.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Trust will determine a fair value for the relevant asset in accordance with procedures adopted by the Trust's Board of Trustees ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Trust's forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Trust may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Trust's valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Trust. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Trust's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in the Trust.

Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

observable are classified as "Level 2" and significant unobservable inputs, including the Sub-Adviser's or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Trust's assets and liabilities. A reconciliation of Level 3 investments is presented only when the Trust has a significant amount of Level 3 investments.

For the period ended November 30, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on the trade date (date the order to buy or sell is executed). The unfunded portion of revolver and delayed draw loans are booked once that portion becomes funded. Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Contracts. The Trust has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Trust agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Trust's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

For the period ended November 30, 2016, the Trust had an average quarterly contract amount on forward foreign currency contracts to sell of $25,661,128. Please refer to the table following the Portfolio of Investments for open forward foreign currency contracts to sell at November 30, 2016.

E.  When-Issued Delayed-Delivery. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date.

F.  Federal Income Taxes. It is the policy of the Trust to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Trust may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. Distributions

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Trust records distributions to its shareholders on the ex-dividend date.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

J.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Reinvestment Program (the "Program"), BNY Mellon Investment Servicing (U.S.) Inc. ("BNY"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

K.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the period ended November 30, 2016, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $568,567,233 and $521,043,877, respectively. At November 30, 2016, the Trust held senior loans valued at $1,213,699,109 representing 99.6% of its total investments. The fair value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Common and Preferred Shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited) (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Ascend Media (Residual Interest)	01/05/10	$—
Lincoln Paper & Tissue LLC (Warrants for 291 Common Shares, Expires August 14, 2015)	08/25/05	—
Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	06/08/04	—
Total Restricted Securities (fair value $0 at November 30, 2016)		$—

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Trust has entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Trust. The Investment Adviser oversees all investment advisory and portfolio management services for the Trust and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Trust's managed assets. For purposes of the Management Agreement, managed assets ("Managed Assets") are defined as the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding Preferred Shares).

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Trust for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Trust's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual through July 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of November 30, 2016, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

November 30,
2017	2018	2019	Total
$27,879	$19,136	$8,401	$55,416

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited) (continued)

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Trust has adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees' fees that they are entitled to receive from the Trust. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the "Notional Funds"). The Trust purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees' deferred fees, resulting in a Trust asset equal to the deferred compensation liability. Such assets are included as a component of "Other assets" on the accompanying Statement of Assets and Liabilities. Deferral of trustees' fees under the DC Plan will not affect net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Trust may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended November 30, 2016, the Trust did not engage in such purchase and sales transactions.

NOTE 7 — COMMITMENTS

Effective July 18, 2016, the Trust has entered into a $414 million 364-day revolving credit agreement which matures July 17, 2017, collateralized by assets of the Trust. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. Prepaid arrangement fees are amortized over the term of the agreement. Prior to July 18, 2016, the revolving credit agreement was $440 million. The amount of borrowings outstanding at November 30, 2016, was $329 million. Weighted average interest rate on outstanding borrowings during the year was 1.55%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 26.6% of total assets at November 30, 2016. Average borrowings for the period ended November 30, 2016 were $338,382,182 and the average annualized interest rate was 1.47% excluding other fees related to the unused portion of the facility, and other fees.

As of November 30, 2016, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Kenan Advantage Group, Inc.	$88,245

The net unrealized depreciation on this commitment of $165 as of November 30, 2016 is reported as such on the Statement of Assets and Liabilities.

NOTE 8 — RIGHTS AND OTHER OFFERINGS

As of November 30, 2016, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
6/30/2015	25,000,000	22,368,191
6/30/2015	5,000,000	5,000,000

As of November 30, 2016 the Trust had no Preferred Shares outstanding. The Trust may consider issuing Preferred Shares during the current fiscal year or in the future.

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited) (continued)

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of November 30, 2016, the Trust held no subordinated loans or unsecured loans.

NOTE 10 — CAPITAL SHARES

There was no capital shares activity during the period ended November 30, 2016 and during the year ended February 29, 2016.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Nine Months Ended November 30, 2016	Year Ended February 29, 2016
Ordinary Income	Ordinary Income
$35,099,559	$48,917,716

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Trust's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Undistributed	Post-October	Unrealized	Capital Loss Carryforwards
Ordinary	Capital Losses	Appreciation/
Income	Deferred	(Depreciation)	Amount	Character	Expiration
$3,288,770	$(5,674,350)	$(86,107,924)	$(41,585,301)	Short-term	2017
			(125,812,939)	Short-term	2018
			(24,760,715)	Short-term	2019
			(24,619,056)	Long-term	None
			$(216,778,011)

The Trust's major tax jurisdictions are U.S. federal and Arizona state.

As of November 30, 2016, no provision for income tax is required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal

Voya Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of November 30, 2016 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2016, the Trust paid the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.027	11/30/16	12/12/16	12/22/16
$0.027	12/21/16	1/3/17	1/12/17

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
SENIOR LOANS*: 142.3%
		Aerospace & Defense: 0.7%
	5,642,478	Transdigm, Inc., Term Loan F (Rolled), 3.934%, 06/15/23	$5,657,994	0.7
		Automotive: 5.3%
	1,970,000	BBB Industries US Holdings, Inc., First Lien Term Loan, 6.000%, 11/03/21	1,971,822	0.2
	2,947,500	Dealer Tire, LLC, Term Loan B, 4.750%, 12/22/21	2,982,502	0.3
	3,176,874	Dynacast International LLC, First Lien Term Loan, 4.500%, 01/15/22	3,190,772	0.4
	2,075,933	Federal-Mogul Corporation, Term Loan C, 4.750%, 04/15/21	2,021,440	0.2
	1,477,215	Fram Group Holdings Inc., Second Lien Term Loan, 11.000%, 01/29/18	1,339,957	0.2
	11,589,737	Gates Global LLC, First Lien Secured Term Loan, 4.250%, 07/05/21	11,527,767	1.4
	2,487,500	KAR Auction Services, Inc., Term Loan B-3, 4.434%, 03/09/23	2,518,982	0.3
	1,649,363	Key Safety Systems, Inc., First Lien Term Loan, 5.500%, 08/29/21	1,657,610	0.2
EUR	1,234,375	Metaldyne Performance Group, Term Loan B EUR, 3.750%, 10/20/21	1,319,291	0.1
	5,847,020	Metaldyne Performance Group, Term Loan B, 3.750%, 10/20/21	5,868,946	0.7
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	3,036,831	NN, Inc., Upsized Term Loan B, 5.184%, 10/19/22	$3,042,525	0.4
	4,579,573	Service King, Upsized Term Loan B, 4.500%, 08/18/21	4,616,782	0.5
	3,390,750	TI Group Automotive Systems, L.L.C., Term Loan B, 4.500%, 06/30/22	3,414,061	0.4
			45,472,457	5.3
		Beverage & Tobacco: 0.3%
EUR	1,060,557	Jacobs Douwe Egberts, Term Loan B-1 EUR, 3.184%, 07/02/22	1,138,848	0.1
	1,576,384	Jacobs Douwe Egberts, Term Loan B-1 USD, 3.434%, 07/02/22	1,579,340	0.2
			2,718,188	0.3
		Building & Development: 2.9%
	2,435,000	American Builders & Contractors Supply Co., Inc., Term Loan B, 3.684%, 10/13/23	2,448,013	0.3
	4,210,195	Doosan Infracore Bobcat Holdings Co., Ltd., Term Loan B, 4.500%, 05/28/21	4,229,456	0.5
	4,400,000	Forterra Finance, LLC, First Lien Term Loan, 7.066%, 10/31/23	4,409,165	0.5
	1,925,000	Henry Company LLC, Term Loan B, 5.500%, 10/05/23	1,938,235	0.3
	1,755,448	Minimax Viking GmbH, Term Loan B1 Facility, 4.000%, 08/16/20	1,768,614	0.2
	2,774,646	NCI Building Systems, Inc., Term Loan, 4.250%, 06/24/19	2,780,542	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Building & Development (continued)
3,950,000	(1)	Quikrete Holdings, Term Loan B, 4.184%, 11/15/23	$3,971,725	0.5
859,375		Ventia Service (fka Leighton), Upsized Term Loan B, 5.000%, 05/21/22	869,043	0.1
1,895,250		Zekelman Industries, Inc. (fka JMC Steel), Term Loan B, 6.000%, 06/14/21	1,904,726	0.2
			24,319,519	2.9
		Business Equipment & Services: 10.7%
5,277,531		Acosta, Inc., New Term Loan B, 4.250%, 09/26/21	5,022,452	0.6
10,039,652		Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.250%, 07/23/21	9,970,630	1.2
2,900,000		Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.500%, 07/25/22	2,750,166	0.3
7,137,937		AlixPartners LLP, Term Loan B, 4.000%, 07/28/22	7,170,650	0.8
1,940,000		Allflex Holdings III, Inc., First Lien Term Loan, 4.250%, 07/17/20	1,942,425	0.2
1,481,250		Boyd Corporation, First Lien Term Loan, 5.250%, 04/15/22	1,434,961	0.2
7,347,522		Coinmach Service Corp., Upsized Term Loan, 4.250%, 11/14/19	7,286,677	0.9
1,825,000		Document Technologies, Inc., Term Loan B, 6.250%, 10/01/23	1,805,609	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	2,297,248	First American Payment Systems, First Lien Term Loan, 5.750%, 10/12/18	$2,287,675	0.3
	1,631,261	First American Payment Systems, Second Lien, 10.750%, 04/12/19	1,582,324	0.2
	3,690,959	First Data Corporation, Term Loan 2021 USD, 3.934%, 03/24/21	3,710,182	0.4
	3,568,547	First Data Corporation, Term Loan July 2022 Add-On, 4.684%, 07/08/22	3,588,374	0.4
EUR	1,482,447	Foncia Groupe SAS, Term Loan B, 5.184%, 07/28/23	1,590,811	0.2
EUR	1,300,000	ION Trading Technologies Limited, Tranche B-1 Euro Term Loan, 4.250%, 07/31/23	1,392,349	0.2
	3,063,451	iQor, First Lien Term Loan, 6.000%, 04/01/21	2,894,961	0.3
	1,976,440	iQor, Second Lien Term Loan, 9.750%, 04/01/22	1,591,034	0.2
	4,933,956	KinderCare Education, LLC (fka Knowledge Universe Education, LLC), Incremental First Lien Term Loan, 5.250%, 08/13/22	4,975,071	0.6
	2,846,703	Learning Care Group, Term Loan, 5.000%, 05/05/21	2,882,287	0.3
	3,316,532	Legal Shield, First Lien Term Loan, 6.500%, 07/01/19	3,327,586	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Business Equipment & Services (continued)
2,000,000	Legal Shield, Second Lien Term Loan, 10.250%, 07/01/20	$1,995,000	0.2
2,548,000	Onsite Rental Group Operations Pty Ltd., Senior Secured Term Loan, 5.500%, 07/30/21	2,051,140	0.2
2,238,750	Solera Management, USD Term Loan B, 5.750%, 03/03/23	2,263,781	0.3
4,698,156	SourceHOV, First Lien Term Loan, 7.750%, 10/31/19	4,185,028	0.5
2,300,000	SourceHOV, Second Lien Term Loan, 11.500%, 04/30/20	1,504,584	0.2
4,292,496	SurveyMonkey.com, LLC, Term Loan B, 6.250%, 02/07/19	4,335,421	0.5
1,250,000	Thomson Reuters Intellectual Property & Science, First Lien Term Loan, 4.750%, 09/15/23	1,255,469	0.2
139,808	Wash Multi-Family Services, CAD First Lien Term Loan, 4.250%, 05/26/22	138,061	0.0
798,315	Wash Multi-Family Services, USD First Lien Term Loan, 4.250%, 05/26/22	788,336	0.1
5,087,250	West Corp, Term Loan B-12, 3.934%, 06/30/23	5,120,953	0.6
		90,843,997	10.7
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Cable & Satellite Television: 5.0%
	2,584,506		Charter Communications Operating, LLC, Term Loan I, 3.684%, 01/24/23	$2,609,095	0.3
	3,280,613		Liberty Cablevision of Puerto Rico LLC., First Lien Term Loan Facility, 4.500%, 01/07/22	3,237,043	0.4
	250,000		Liberty Cablevision of Puerto Rico LLC., Second Lien Term Loan Facility, 7.750%, 07/07/23	241,406	0.0
	982,265		New Wave Communications, Term Loan B with Add On, 4.750%, 04/30/20	981,651	0.1
	6,993,405		RCN Cable, Term Loan B, 4.250%, 02/25/20	7,005,063	0.8
EUR	995,000		Numericable (YPSO France SAS), Term Loan B7 EUR, 4.684%, 04/12/23	1,067,167	0.1
	2,139,250		Numericable (YPSO France SAS), Term Loan B7 USD, 5.184%, 01/08/24	2,156,364	0.3
	2,960,000		SFR Group SA (Numericable), Term Loan B10 USD, 4.184%, 01/31/25	2,959,692	0.4
	2,700,000	(1)	Telenet Group Holding NV, Term Loan AF, 3.934%, 01/31/25	2,698,313	0.3
	1,800,000		Telesat Canada, Term Loan B, 4.684%, 11/14/23	1,807,501	0.2
	2,000,000		UPC Financing Partnership, Term Loan AN, 3.934%, 08/31/24	2,011,750	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Cable & Satellite Television (continued)
EUR	965,000	(1)	UPC Financing Partnership, Term Loan AO, 3.934%, 01/15/26	$1,025,935	0.1
GBP	2,750,000		Virgin Media Investment Holdings Limited, Term Loan E (GBP), 4.434%, 06/30/23	3,457,143	0.4
	907,659		WaveDivision Holdings LLC, New Term Loan B, 4.000%, 10/15/19	910,836	0.1
	8,000,000		Wideopenwest Finance, LLC, 2016 Term Loan B, 4.500%, 08/15/23	8,012,776	1.0
EUR	2,250,000		Ziggo N.V., Term Loan C EUR, 4.684%, 08/15/24	2,397,012	0.3
				42,578,747	5.0
			Chemicals & Plastics: 6.5%
EUR	1,250,000		Allnex S.a.r.l. (Monarch), Term Loan B-1 facility, 5.184%, 09/23/23	1,349,342	0.2
	784,195		Allnex S.a.r.l. (Monarch), Term Loan B-2 Facility, 5.184%, 09/13/23	792,282	0.1
	590,805		Allnex S.a.r.l. (Monarch), Term Loan B-3 Facility, 5.184%, 09/13/23	596,898	0.1
	453,491		Aruba Investments, Inc (a.k.a Angus Chemical),US Term Loan, 4.500%, 02/02/22	453,015	0.1
	6,301,572		Avantor Performance Materials, First Lien Term Loan, 6.000%, 06/21/22	6,356,711	0.7
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	3,158,919	Emerald Performance Materials LLC, First Lien Term Loan, 4.500%, 08/01/21	$3,179,980	0.4
	1,000,000	Emerald Performance Materials LLC, Second Lien Term Loan, 7.750%, 08/01/22	1,001,875	0.1
	2,000,000	Flint Group Holdings S.A.R.L., Second Lien, 8.250%, 09/05/22	1,925,000	0.2
	3,826,444	Flint Group Holdings S.A.R.L., USD Term Loan B2, 4.500%, 09/07/21	3,824,848	0.5
	632,556	Flint Group Holdings S.A.R.L., USD Term Loan C, 4.500%, 09/07/21	632,556	0.1
	4,949,823	Ineos US Finance LLC, Incremental USD Term Loan, 4.250%, 03/31/22	4,982,824	0.6
EUR	1,945,125	Inovyn Finance plc, Term Loan B, 4.500%, 05/05/21	2,095,040	0.2
	6,000,000	Kraton Polymers LLC, Term Loan Facility, 6.000%, 01/06/22	6,044,166	0.7
	2,331,033	MacDermid, Inc. (a.k.a Platform Specialty Products Corp), USD Term Loan B-4, 5.000%, 06/07/23	2,350,781	0.3
EUR	825,000	Novacap, EUR Term Loan B, 5.934%, 06/22/23	885,063	0.1
	1,945,125	Omnova Solutions Inc, Term Loan B, 5.250%, 08/24/23	1,962,145	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Chemicals & Plastics (continued)
1,687,995	Orion Engineered Carbons, Term Loan B USD, 3.934%, 07/25/21	$1,698,019	0.2
1,277,221	Oxea S.a.r.l., First Lien Term Loan USD, 4.250%, 01/15/20	1,222,406	0.1
763,088	PQ Corporation, Dollar Term Loan, 5.250%, 11/04/22	768,731	0.1
2,446,550	Royal Adhesives & Sealants,First Lien Term Loan, 4.500%, 06/19/22	2,461,535	0.3
325,000	Royal Adhesives & Sealants,Second Lien Term Loan, 8.500%, 06/19/23	323,375	0.0
3,626,000	Solenis International, L.P., USD First Lien Term Loan, 4.250%, 07/31/21	3,621,972	0.4
2,555,583	Styrolution Group GmbH, New USD facility, 4.750%, 09/30/21	2,574,750	0.3
2,992,268	Tronox Pigments (Netherlands) BV, Term Loan, 4.500%, 03/19/20	2,992,268	0.4
993,905	Zep Inc, Term Loan, 5.500%, 06/27/22	998,254	0.1
		55,093,836	6.5
	Clothing/Textiles: 0.7%
4,913,068	Varsity Brands (fka Herff Jones, Inc.), First Lien Term Loan, 5.000%, 12/10/21	4,956,058	0.6
673,816	Vince, LLC, Term Loan, 6.000%, 11/27/19	653,601	0.1
		5,609,659	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Conglomerates: 0.7%
2,539,682	Jason Incorporated, First Lien Term Loan, 5.500%, 06/30/21	$2,400,000	0.3
600,000	Jason Incorporated, Second Lien Term Loan, 9.000%, 06/30/22	405,000	0.0
1,620,000	ServiceMaster Company, Term Loan B, 3.434%, 11/08/23	1,621,207	0.2
1,917,111	Waterpik, First Lien, 5.750%, 07/08/20	1,920,307	0.2
		6,346,514	0.7
	Containers & Glass Products: 3.3%
5,659,217	Berlin Packaging, LLC, First Lien Term Loan, 4.500%, 10/01/21	5,688,690	0.7
630,000	Berlin Packaging, LLC, Second Lien Term Facility, 7.750%, 09/30/22	631,969	0.1
1,000,000	Berry Plastics Corporation, Term Loan G, 3.500%, 01/06/21	1,003,750	0.1
13,399	Constantia Flexibles, Term Loan B-1 USD, 4.000%, 04/30/22	13,449	0.0
2,443,350	Husky Injection Molding Systems, Ltd., Incremental Term Loan, 4.250%, 06/30/21	2,443,859	0.3
924,384	Milacron LLC, Term Loan, 4.250%, 09/28/20	929,560	0.1
1,040,147	Otter Products, Term Loan B, 5.750%, 06/03/20	1,006,342	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Containers & Glass Products (continued)
	1,212,750		Peacock Engineering Company, LLC, First Lien Term Loan Facility, 5.250%, 07/27/22	$1,206,686	0.1
	2,200,000	(1)	Proampac Intermediate Inc (f.k.a Prolampac Inc), First Lien Term Loan, 5.000%, 11/18/23	2,215,125	0.3
	460,000	(1)	Proampac Intermediate Inc (f.k.a Prolampac Inc), Second Lien Term Loan, 9.500%, 11/18/24	461,150	0.0
	6,773,209		Reynolds Group Holdings Inc, USD Term Loan, 4.250%, 02/05/23	6,805,151	0.8
	2,659,500		SIG Combibloc Group AG, USD Term Loan, 4.000%, 03/10/22	2,669,843	0.3
EUR	3,000,000		Verallia SA, Term Loan B2, 4.500%, 08/01/22	3,221,500	0.4
				28,297,074	3.3
			Cosmetics/Toiletries: 0.5%
	4,365,000		Revlon Consumer Products Corporation, Term Loan B 2016, 4.434%, 09/07/23	4,377,126	0.5
			Diversified Insurance: 7.1%
	3,321,786	(1)	Acrisure, LLC, Term Loan, 5.750%, 11/15/23	3,321,786	0.4
	6,917,462		Alliant Holdings, I, LLC,Term Loan B, 4.500%, 08/14/22	6,927,548	0.8
	950,000		AmWINS Group, Inc., Second Lien Term Loan, 9.500%, 09/06/20	961,479	0.1
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
6,978,114	AmWINS Group, Inc., Term Loan, 4.750%, 09/06/19	$7,024,218	0.8
5,035,267	Applied Systems Inc., First Lien Term Loan, 4.250%, 01/25/21	5,057,820	0.6
1,890,671	Applied Systems Inc., Second Lien Term Loan, 7.500%, 01/24/22	1,908,790	0.2
2,927,912	AssuredPartners, Inc., First Lien Term Loan, 5.750%, 10/21/22	2,945,298	0.4
9,666,680	Hub International Limited, Term Loan B, 4.000%, 10/02/20	9,674,983	1.1
6,937,027	National Financial Partners Corp., Term Loan B, 4.500%, 07/01/20	6,963,041	0.8
3,285,455	Sedgwick Holdings, Inc., First Lien Term Loan, 3.750%, 02/28/21	3,272,723	0.4
5,900,000	Sedgwick Holdings, Inc., Second Lien Term Loan, 6.750%, 02/28/22	5,815,188	0.7
4,950,516	USI, Inc., Term Loan, 4.250%, 12/27/19	4,956,704	0.6
1,500,000	Vertafore, Inc., Term Loan B, 4.750%, 06/30/23	1,506,797	0.2
		60,336,375	7.1
	Drugs: 0.3%
966,938	Alvogen Pharma U.S., Term Loan B, 6.000%, 03/31/22	964,521	0.1
1,200,000	Horizon Pharma, Inc., Incremental term loan, 5.500%, 05/07/21	1,202,250	0.2
		2,166,771	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Ecological Services & Equipment: 1.2%
	5,113,997	4L Holdings Inc., Term Loan B, 5.500%, 05/08/20	$4,845,512	0.6
	5,244,567	ADS Waste Holdings, Inc., Term Loan B-2, 3.934%, 10/09/19	5,246,209	0.6
			10,091,721	1.2
		Electronics/Electrical: 18.5%
	3,895,700	Accuvant Inc., First Lien Term Loan, 6.250%, 01/28/22	3,923,702	0.5
	2,632,500	Aptean Holdings, Inc., First Lien Term Loan, 5.250%, 02/27/20	2,634,145	0.3
	700,000	Aptean Holdings, Inc., Second Lien Term Loan, 8.500%, 02/27/21	692,417	0.1
	2,698,798	Aspect Software, Inc., Exit Term Loan, 10.500%, 05/24/20	2,681,345	0.3
	6,072,473	Avago Technologies (aka Broadcom), Term Loan B-3, 3.934%, 02/01/23	6,134,619	0.7
EUR	500,000	Avast Software B.V., Term Loan EUR, 4.750%, 07/18/22	539,566	0.1
	4,210,000	Avast Software B.V., Term Loan USD, 5.500%, 09/30/22	4,251,574	0.5
	5,931,639	BMC Software, Inc., Term Loan USD, 5.000%, 09/10/20	5,811,772	0.7
	1,275,000	Cavium, Inc., Term Loan B, 3.934%, 08/15/22	1,275,765	0.1
	4,595,775	Compuware Corporation, Term Loan B-2, 6.250%, 12/15/21	4,610,137	0.5
Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	14,755,000		Dell International LLC, Term Loan B, 4.184%, 09/07/23	$14,900,248	1.7
	4,110,000		Dell Software Group, Term Loan B, 7.000%, 10/31/22	4,112,569	0.5
	2,192,406		ECI, Term Loan B, 5.750%, 05/28/21	2,197,887	0.3
	775,000		Epicor Software Corporation, 08/16 Incremental Term Loan B, 5.000%, 06/01/22	774,516	0.1
	3,456,250		Epicor Software Corporation, Term Loan B, 4.750%, 06/01/22	3,455,818	0.4
	508,725		Eze Castle Software, Inc., Incremental Term Loan, 4.500%, 04/04/20	509,679	0.1
	980,625		Eze Castle Software, Inc., Second Lien Term Loan, 7.250%, 04/05/21	962,647	0.1
	957,295		Eze Castle Software, Inc., Term Loan B-1, 4.000%, 04/06/20	957,595	0.1
	8,985,817		Go Daddy Operating Company, LLC, Term Loan, 4.250%, 05/13/21	9,051,530	1.1
EUR	2,000,000	(1)	Greeneden U.S. Holdings II, L.L.C., EUR Term Loan B, 6.250%, 12/07/23	2,124,999	0.2
	1,155,000	(1)	Greeneden U.S. Holdings II, L.L.C., USD Term Loan, 6.250%, 11/17/23	1,161,015	0.1
	5,753,054		Hyland Software, Inc., First Lien Term Loan, 4.750%, 07/01/22	5,777,194	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Electronics/Electrical (continued)
	1,500,000	Hyland Software, Inc., Second Lien Term Loan, 8.250%, 06/30/23	$1,510,625	0.2
	6,039,000	Informatica Corporation, Term Loan B, 4.500%, 08/05/22	5,917,592	0.7
	3,500,000	JDA Software (f.k.a RedPrairie Corporation), Term Loan B, 4.500%, 09/22/23	3,508,386	0.4
	6,200,000	Kronos Incorporated, First Lien Term Loan, 5.000%, 10/31/23	6,218,216	0.7
EUR	410,000	Linxens, Term Loan B-4 EUR, 4.684%, 10/16/22	439,970	0.0
	1,339,875	Linxens,Term Loan B-1 USD, 5.000%, 10/16/22	1,343,225	0.2
	2,691,306	M/A-COM Technology Solutions Holdings, Inc., Term Loan B, 4.684%, 05/07/21	2,721,583	0.3
	1,371,563	Micron Technology, Inc., Term Loan B, 4.684%, 04/26/22	1,389,393	0.2
	1,556,031	Microsemi Corporation, Term Loan B, 3.934%, 01/15/23	1,568,835	0.2
	575,000	Omnitracs Inc., Upsized Second Lien Term Loan, 8.750%, 05/25/21	550,084	0.1
	4,050,000	ON Semiconductor Corporation, Term Loan B, 4.184%, 03/31/23	4,077,001	0.5
	3,900,000	Rackspace Hosting, Term Loan B, 5.000%, 11/15/23	3,934,472	0.5
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
4,877,237		Riverbed Technology, Inc., First Lien Term Loan, 5.000%, 04/24/22	$4,924,995	0.6
991,203		Rovi Solutions Corporation, Term Loan B, 3.934%, 07/02/21	996,159	0.1
4,909,823		Skillsoft Corp., First Lien Term Loan, 5.750%, 04/28/21	4,552,633	0.5
6,084,750		SolarWinds Holdings, Inc., Term Loan, 5.500%, 02/05/23	6,135,138	0.7
3,170,572		SS&C Technologies Inc., Term Loan B-1, 4.184%, 07/08/22	3,199,164	0.4
365,835		SS&C Technologies Inc., Term Loan B-2, 4.184%, 07/08/22	369,134	0.0
2,400,000	(1)	Tessera Technologies, Term Loan B, 4.184%, 11/07/23	2,404,500	0.3
4,527,632		TTM Technologies, Term Loan B, 5.250%, 05/31/21	4,567,194	0.5
4,895,400		Veritas Technologies Corporation, USD Term Loan B-1, 6.625%, 01/29/23	4,414,021	0.5
9,177,000		Western Digital, USD Term Loan B-1, 4.684%, 04/29/23	9,295,805	1.1
4,699,091		Zebra Technologies, Term Loan B, 4.184%, 10/27/21	4,735,640	0.6
			157,314,504	18.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Equity REITs and REOCs: 0.7%
3,150,000	Capital Automotive L.P., Second Lien Term Loan, 6.000%, 04/30/20	$3,179,846	0.4
2,365,000	ESH Hospitality, Inc., Term Loan B, 3.934%, 08/25/23	2,385,448	0.3
		5,565,294	0.7
	Financial Intermediaries: 2.5%
3,666,905	Duff & Phelps, Add On Term Loan B, 4.750%, 04/23/20	3,679,501	0.4
1,965,000	Duff & Phelps, Add On Term Loan B1, 4.750%, 04/23/20	1,969,300	0.2
6,947,500	First Eagle Investment Management, Inc., Term Loan B, 4.934%, 12/01/22	6,990,922	0.8
5,356,653	LPL Holdings, Inc., Term Loan B New, 4.934%, 11/20/22	5,410,219	0.7
3,482,500	NorthStar Asset Management, Term Loan B, 4.809%, 01/31/23	3,482,500	0.4
		21,532,442	2.5
	Food Products: 4.2%
4,548,462	Advance Pierre Foods, First Lien Term Loan, 4.500%, 05/30/23	4,580,442	0.5
1,968,849	Atkins Nutritionals Holdings II, Inc., First Lien Term Loan, 6.250%, 01/02/19	1,973,771	0.2
6,402,112	CSM Bakery Supplies, First Lien Term Loan, 5.000%, 07/03/20	5,480,207	0.7
3,014,562	Del Monte Foods Consumer Products, Inc., First Lien, 4.250%, 02/18/21	2,828,663	0.3
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,700,000	Del Monte Foods Consumer Products, Inc., Second Lien, 8.250%, 08/18/21	$2,941,500	0.4
4,655,481	Hostess, First Lien Term Loan, 4.500%, 08/03/22	4,684,578	0.6
5,955,000	JBS USA, Inc. (fka Swift),Term Loan B, 4.000%, 10/30/22	5,959,913	0.7
5,365,965	Keurig Green Mountain, Inc., USD Term Loan B, 5.434%, 03/03/23	5,436,351	0.6
1,913,439	NPC International, Term Loan, 4.750%, 12/28/18	1,921,810	0.2
		35,807,235	4.2
	Food Service: 2.3%
3,716,609	CEC Entertainment, Inc., First Lien Term Loan, 4.000%, 02/14/21	3,668,494	0.4
2,000,000	Landry's Restaurants, Term Loan, 4.184%, 10/03/23	2,015,626	0.2
2,052,308	Manitowoc Foodservice, Inc., Term Loan B, 5.750%, 03/03/23	2,086,495	0.3
1,992,303	P.F. Chang's China Bistro, Inc., Term Loan, 4.250%, 06/30/19	1,967,400	0.2
6,398,626	Restaurant Brands International (F.K.A. Burger King Corporation), Term Loan B, 3.750%, 12/10/21	6,445,259	0.8
3,491,250	US Foods, Inc., Term Loan B, 4.184%, 06/30/23	3,517,124	0.4
		19,700,398	2.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Food/Drug Retailers: 2.3%
4,496,619	Albertsons LLC, Term Loan B-4, 4.500%, 08/15/21	$4,514,043	0.5
1,520,000	Albertsons LLC, Term Loan B-6, 4.750%, 06/22/23	1,528,266	0.2
1,216,950	NBTY, Inc., USD Term Loan B, 5.000%, 05/05/23	1,219,613	0.2
2,447,538	Portillo Restaurant Group (The), First Lien Term Loan, 4.750%, 08/04/21	2,433,261	0.3
1,950,000	Smart & Final Stores, Extended Term Loan B, 4.434%, 11/15/22	1,946,648	0.2
7,452,441	Supervalu, Term Loan, 5.500%, 03/21/19	7,489,122	0.9
		19,130,953	2.3
	Forest Products: 0.2%
1,645,875	Blount International, Inc., Term Loan B USD, 7.250%, 04/12/23	1,670,563	0.2
	Health Care: 14.8%
2,282,750	Acadia, New Term Loan B, 3.934%, 02/16/23	2,289,884	0.3
1,617,611	Aegis Sciences, First Lien Term Loan, 5.500%, 02/24/21	1,500,335	0.2
7,860,562	Air Medical Group Holdings, Inc., Term Loan B, 4.250%, 04/28/22	7,801,608	0.9
997,500	ATI Physical Therapy, First Lien Term Loan, 5.500%, 05/10/23	1,004,565	0.1
1,740,000	BioClinica, First Lien Term Loan, 5.250%, 10/20/23	1,733,475	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
2,507,799		CareCore National, LLC, Term Loan B, 5.500%, 03/05/21	$2,463,913	0.3
4,569,456		Catalent Pharma Solutions, Inc., USD Term Loan, 4.250%, 05/20/21	4,593,573	0.5
4,081,994		CHG Medical Staffing, Inc., First Lien Term Loan, 4.750%, 05/26/23	4,112,245	0.5
6,939,287		CHS/Community Health Systems, Inc., Term Loan H, 4.000%, 01/27/21	6,561,345	0.8
1,678,382		Concentra Inc, Term Loan B, 4.000%, 06/01/22	1,678,382	0.2
4,337,170		Connolly / iHealth Technologies, New First Lien Term Loan B, 3.684%, 09/22/23	4,353,434	0.5
982,456		Correct Care Solutions, First Lien Term Loan, 5.000%, 07/22/21	790,877	0.1
3,672,965		DJO Finance LLC, First Lien Term Loan, 4.250%, 06/08/20	3,535,229	0.4
3,425,000	(1)	Envision Healthcare Corporation, Tranche C, 3.934%, 11/17/23	3,435,703	0.4
2,115,000		ExamWorks Group, Inc., First Lien Term Loan, 4.750%, 07/27/23	2,127,889	0.3
3,505,342		Healogics, Inc., First Lien Term Loan, 5.250%, 07/01/21	2,786,747	0.3
2,500,000		Healogics, Inc., Second Lien Term Loan, 9.000%, 07/01/22	1,375,000	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Health Care (continued)
7,001,577		Iasis Healthcare LLC, Term Loan B-2, 4.500%, 05/03/18	$6,922,809	0.8
2,420,000		inVentiv Health Inc., Term Loan B, 4.750%, 10/10/23	2,416,409	0.3
6,603,054		Kinetic Concepts, Inc., Dollar Term F, 5.000%, 11/01/20	6,497,405	0.8
700,472		Medpace Holdings, Inc., Term Loan B, 4.750%, 04/01/21	702,223	0.1
3,262,594		Multiplan, Inc, First Lien Term Loan, 5.000%, 06/07/23	3,302,502	0.4
708,948		NAPA, First Lien Term Loan, 6.000%, 04/19/23	714,117	0.1
2,818,224		NVA Holdings, Inc., First Lien Term Loan, 4.750%, 08/15/21	2,826,445	0.3
2,101,482		Onex Carestream Finance LP, First Lien, 5.000%, 06/07/19	1,880,826	0.2
3,250,000		Patterson Medical Holdings, Inc., Upsized First Lien Term Loan, 5.750%, 08/28/22	3,221,562	0.4
4,459,721		Pharmaceutical Product Development, Inc.,Term Loan B, 4.250%, 08/18/22	4,474,586	0.5
1,991,438	(1)	Precyse, First Lien Term Loan, 6.500%, 10/20/22	2,010,107	0.2
1,150,000		Press Ganey, First Lien Term Loan, 4.250%, 10/01/23	1,152,875	0.1
225,000		Press Ganey, Second Lien Term Loan, 8.250%, 10/01/24	228,938	0.0
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,192,000	Prospect Medical Holdings, Inc., Term Loan B, 7.000%, 07/01/22	$3,152,100	0.4
2,288,500	Quorum Health, Term Loan B, 6.750%, 04/29/22	2,209,357	0.3
2,901,238	Schumacher Group, First Lien Term Loan, 5.000%, 07/31/22	2,898,821	0.3
2,089,500	Select Medical Corporation, Series F Tranche B, 6.000%, 03/03/21	2,110,395	0.2
5,228,097	Sivantos (Siemens Audiology),Term Loan B USD, 4.250%, 01/17/22	5,273,843	0.6
4,875,750	Sterigenics International LLC, Term Loan B, 4.250%, 05/08/22	4,869,533	0.6
5,765,444	Surgery Center Holdings, Inc., First Lien Term Loan, 4.750%, 11/03/20	5,769,047	0.7
6,952,487	U.S. Renal Care, Inc., First Lien Term Loan, 5.250%, 12/30/22	6,535,338	0.8
2,790,797	Valeant Pharmaceuticals International, Inc., First Lien Term Loan, 5.684%, 04/01/22	2,767,424	0.3
1,891,684	Vizient, Inc., Term Loan B-2, 5.000%, 02/11/23	1,905,576	0.2
		125,986,442	14.8
	Home Furnishings: 1.6%
1,910,213	ADT fka Protection One, Inc., ADT First Lien Term Loan B-1, 4.750%, 05/02/22	1,926,927	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Home Furnishings (continued)
3,299,063		Hillman Group (The), Inc., Term Loan B, 4.500%, 06/30/21	$3,312,466	0.4
906,805		Hunter Fan Company, First Lien Term Loan, 6.500%, 12/20/17	905,672	0.1
7,100,000	(1)	Serta Simmons Bedding, LLC, First Lien Term Loan, 4.500%, 10/20/23	7,083,521	0.9
			13,228,586	1.6
		Industrial Equipment: 4.3%
2,256,452		Accudyne Industries LLC, Term Loan, 4.000%, 12/13/19	2,021,404	0.2
5,419,581		Apex Tool Group, Term Loan B, 4.500%, 01/31/20	5,349,576	0.6
901,666		CeramTec GmbH, Dollar Term Loan B-1, 4.250%, 08/30/20	907,020	0.1
102,143		CeramTec GmbH, Dollar Term Loan B-2, 4.250%, 08/30/20	103,654	0.0
272,860		CeramTec GmbH, Dollar Term Loan B-3, 4.250%, 08/30/20	274,480	0.0
4,342,796		Doncasters Group Limited, First Lien Term Loan USD, 4.500%, 04/09/20	4,310,225	0.5
1,877,023		WTG Holdings III Corp., First Lien Term Loan, 4.750%, 01/15/21	1,880,543	0.2
661,250		Filtration Group Corporation, First Lien Term Loan, 4.250%, 11/30/20	663,041	0.1
6,069,817		Gardner Denver, Inc., Term Loan B USD, 4.250%, 07/30/20	5,903,845	0.7
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,200,000		Global Brass and Copper, Inc., Term Loan B, 5.250%, 06/30/23	$1,206,720	0.2
1,259,078		Kenan Advantage Group, Inc., Term Loan B, 4.000%, 07/31/22	1,257,307	0.2
386,637		Kenan Advantage Group, Inc., Term Loan Canada Borrower, 4.000%, 07/31/22	386,093	0.1
841,593		MKS Instruments, Term Loan B, 4.434%, 04/29/23	847,906	0.1
6,685,867		Rexnord Corporation / RBS Global, Inc., First Lien Term Loan, 4.000%, 08/21/20	6,706,760	0.8
4,521,000	(1)	Vertiv, Term Loan B, 6.000%, 09/29/23	4,485,207	0.5
			36,303,781	4.3
		Leisure Goods/Activities/Movies: 4.3%
7,331,250		24 Hour Fitness Worldwide, Inc, Term Loan B, 4.750%, 05/28/21	7,129,641	0.8
650,000		Cirque Du Soleil, Second Lien Term Loan, 9.250%, 07/10/23	632,937	0.1
5,749,027		Delta2 Sarl Luxembourg (Formula One World Championship), Facility B3, 4.750%, 07/30/21	5,782,562	0.7
1,000,000		Delta2 Sarl Luxembourg (Formula One World Championship), Second Lien Facility, 7.750%, 08/08/22	1,007,188	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Leisure Goods/Activities/ Movies (continued)
2,222,116	Equinox Holdings, Inc., First Lien Term Loan, 5.000%, 01/31/20	$2,238,319	0.3
8,273,152	Fitness International, LLC., Term Loan B, 6.000%, 07/01/20	8,286,595	1.0
1,741,184	Life Time Fitness, Upsized Term Loan B, 4.250%, 06/10/22	1,744,177	0.2
2,035,714	NEP/NCP Holdco, Inc., Second Lien, 10.000%, 07/22/20	2,045,893	0.2
4,757,610	NEP/NCP Holdco, Inc., Term Loan B with Add-On, 4.500%, 01/22/20	4,750,179	0.6
1,775,000	UFC Holdings (fka Zuffa), First Lien Term Loan, 5.000%, 08/04/23	1,790,347	0.2
1,260,000	Winnebago, Term Loan B, 5.500%, 11/08/23	1,260,000	0.1
		36,667,838	4.3
	Lodging & Casinos: 5.5%
9,798,591	Amaya Gaming Group Inc., First Lien Term Loan B, 5.000%, 08/01/21	9,813,289	1.1
939,772	American Casino and Entertainment Properties LLC, Term Loan, 4.750%, 07/07/22	945,058	0.1
5,122,307	Aristocrat Leisure Limited, Term Loan B, 3.684%, 10/20/21	5,158,163	0.6
5,857,203	CityCenter Holdings, LLC, Term Loan, 4.250%, 10/16/20	5,910,287	0.7
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
839,375	Eldorado Resorts, Inc.,Term Loan B, 4.250%, 07/23/22	$845,139	0.1
1,916,706	Global Cash Access, Inc., Term Loan B, 6.250%, 12/18/20	1,862,799	0.2
1,387,594	Golden Nugget, Inc., Delayed Draw Term Loan, 5.500%, 11/21/19	1,403,639	0.2
3,237,719	Golden Nugget, Inc., Term Loan, 4.500%, 11/21/19	3,275,156	0.4
794,000	Horseshoe Baltimore, Funded Term Loan B, 8.250%, 07/02/20	786,060	0.1
2,428,164	La Quinta, First Lien Term Loan, 3.750%, 04/14/21	2,419,956	0.3
4,322,272	Scientific Games International, Inc., Term Loan B, 6.000%, 10/18/20	4,368,196	0.5
1,965,000	Scientific Games International, Inc., Term Loan B-2, 6.000%, 10/01/21	1,983,882	0.2
4,788,000	Station Casinos LLC, Term Loan, 3.934%, 06/01/23	4,819,112	0.6
3,467,541	Twin River Management Group, Inc., Term Loan B, 5.250%, 07/10/20	3,493,114	0.4
		47,083,850	5.5
	Nonferrous Metals/Minerals: 0.7%
3,953,213	Fairmount Minerals, Ltd., Tranche B-2 Term Loans, 4.500%, 09/05/19	3,795,084	0.5
1,975,000	Novelis Inc.,Term Loan B, 4.184%, 06/02/22	1,981,583	0.2
		5,776,667	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
		Oil & Gas: 2.4%
2,074,391		Bronco Midstream Funding, LLC, Term Loan, 5.000%, 08/15/20	$2,001,787	0.2
2,416,471		Energy Transfer Equity, L.P., New Term Loan, 4.184%, 12/02/19	2,423,159	0.3
5,158,935		FTS International, Inc. (fka FracTech), Term Loan, 5.750%, 04/16/21	3,082,464	0.4
6,576,600		Harvey Gulf International Marine, LLC, Upsized Term Loan B, 5.500%, 06/18/20	4,839,279	0.6
4,472,931		MEG Energy Corp., Term Loan, 3.750%, 03/31/20	4,196,728	0.5
1,991,670	(1)	Seventy Seven Energy Inc., Term Loan, 3.934%, 06/25/20	1,817,399	0.2
1,989,822		Southcross Energy Partners, L.P., Term Loan, 5.250%, 08/04/21	1,558,693	0.2
372,228		Southcross Holdings L.P., Exit Term Loan, 0.934%, 04/13/23	286,616	0.0
			20,206,125	2.4
		Property & Casualty Insurance: 0.3%
2,500,000	(1)	BroadStreet Partners, Inc., Term Loan B, 5.250%, 11/08/23	2,506,250	0.3
		Publishing: 1.6%
3,391,500		Cengage Learning Acquisition, Inc., Term Loan B, 5.250%, 05/31/23	3,269,769	0.4
2,992,500		McGraw Hill Global Education, Term Loan B, 5.000%, 05/04/22	2,968,186	0.3
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
3,355,013		Merrill Communications, LLC,New First Lien Term Loan, 6.250%, 06/01/22	$3,204,037	0.4
1,281,637		Nelson Canada, 10% Reinstated First Lien Term Loan, 0.934%, 10/01/20	672,860	0.1
3,878,612		Tribune Company, Term Loan B, 3.934%, 12/31/20	3,900,398	0.4
			14,015,250	1.6
		Radio & Television: 4.5%
2,489,623		CBS Radio, Inc., Term Loan B, 4.500%, 10/10/23	2,507,518	0.3
5,122,611		Cumulus Media Holdings Inc., Term Loan, 4.250%, 12/23/20	3,115,188	0.4
6,921,330		iHeartCommunications, Inc., Term Loan E, 8.434%, 07/30/19	5,364,031	0.6
2,533,787		Learfield Communications, Inc, First Lien Term Loan, 6.816%, 10/09/20	2,544,872	0.3
4,800,000	(1)	Lions Gate Entertainment Corp, New Term Loan B, 3.934%, 10/15/23	4,802,002	0.6
2,710,944		Media General, Inc., Delayed Draw Term Loan B, 4.000%, 07/31/20	2,714,817	0.3
320,727	(1)	Nexstar Broadcasting, Inc., New Term Loan B — Mission, 3.934%, 09/30/23	322,503	0.0
3,599,273	(1)	Nexstar Broadcasting, Inc., New Term Loan B — Nexstar, 3.934%, 09/30/23	3,619,198	0.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Radio & Television (continued)
	1,563,333		Salem Communications Corporation, Term Loan B, 4.500%, 03/13/20	$1,530,113	0.2
	4,519,927		Univision Communications, Inc., Term Loan-C3, 4.000%, 03/01/20	4,525,576	0.5
	7,162,959		Univision Communications, Inc., Term Loan-C4, 4.000%, 03/01/20	7,172,406	0.9
				38,218,224	4.5
			Retailers (Except Food & Drug): 11.7%
	1,417,375		Abercrombie & Fitch Management Co., Term Loan B, 4.750%, 08/09/21	1,396,115	0.2
	6,484,309		Academy Ltd.,Term Loan, 5.000%, 07/01/22	6,004,068	0.7
EUR	3,729,551		Action Holding B.V., Term Loan B, 5.434%, 02/15/22	4,007,114	0.5
	5,543,520		Ascena Retail Group, Inc.,Term Loan B, 5.434%, 08/21/22	5,398,003	0.6
	1,475,000	(1)	Bass Pro Group, LLC, Asset Sale Facility, 5.684%, 10/01/18	1,480,531	0.2
	4,957,242		Bass Pro Group, LLC, Term Loan B, 4.184%, 06/05/20	4,939,396	0.6
	4,466,250		Belk, First Lien Term Loan, 5.750%, 12/12/22	3,986,128	0.5
	8,366,265		BJs Wholesale Club, First Lien Term Loan, 4.500%, 09/26/19	8,385,089	1.0
	3,980,947		BJs Wholesale Club, Second Lien Term Loan, 8.500%, 03/26/20	3,992,889	0.5
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
5,621,750	FullBeauty Brands (fka OneStopPlus), First Lien Term Loan, 5.750%, 10/14/22	$5,242,282	0.6
5,565,985	Harbor Freight Tools USA, Inc., Term Loan B, 4.184%, 08/15/23	5,616,179	0.6
1,152,074	Hudson's Bay Company,Term Loan B, 4.250%, 09/30/22	1,162,155	0.1
2,554,189	J. Crew, Term Loan B, 4.000%, 03/05/21	1,658,095	0.2
4,860,000	Jo-Ann Stores, Inc., Term Loan B, 6.000%, 10/15/23	4,841,775	0.6
1,989,796	Lands' End, Inc., Term Loan B, 4.250%, 04/04/21	1,517,219	0.2
2,795,000	Leslies Poolmart, Inc., Term Loan B, 5.500%, 08/16/23	2,815,381	0.3
4,932,420	Men's Wearhouse, Term Loan, 4.500%, 06/18/21	4,883,057	0.6
6,664,468	Neiman Marcus Group, Inc, Term Loan, 4.250%, 10/25/20	6,072,163	0.7
4,186,202	Party City Holdings Inc, Term Loan B, 3.934%, 08/11/22	4,204,144	0.5
5,756,500	Petco Animal Supplies, Inc., Term Loan B1, 5.000%, 01/26/23	5,806,869	0.7
12,814,950	PetSmart, Inc., Term Loan B, 4.000%, 03/11/22	12,866,645	1.5
984,772	rue21 inc., Term Loan B, 5.625%, 10/09/20	433,300	0.0
3,174,794	Savers, Term Loan B, 5.000%, 07/09/19	2,955,203	0.3
		99,663,800	11.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†			Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
			Surface Transport: 1.4%
	2,164,525		Goodpack Ltd., First Lien Term Loan, 4.750%, 09/09/21	$2,137,469	0.3
	4,514,450		Navistar Inc.,Term Loan B, 6.500%, 08/07/20	4,557,477	0.5
	1,650,077		OSG Bulk Ships, Inc., First Lien Term Loan, 5.250%, 08/05/19	1,610,887	0.2
	1,191,000		Quality Distribution, First Lien Term Loan, 5.750%, 08/18/22	1,128,472	0.1
	2,532,357		XPO Logistics, Term Loan B, 4.250%, 10/31/21	2,562,112	0.3
				11,996,417	1.4
			Telecommunications: 9.7%
EUR	1,856,297		Altice International S.A., 2023 EUR Term Loan B, 4.000%, 06/09/23	1,998,874	0.2
	3,350,202		Aricent Group, 2015 Upsized First Lien Term Loan, 5.500%, 04/14/21	3,124,063	0.4
	1,018,418		Asurion, LLC, Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	1,024,783	0.1
	4,900,000	(1)	Asurion, LLC, Incremental Tranche B-5 Term Loan, 4.750%, 11/03/23	4,940,577	0.6
	1,750,000		Asurion, LLC, Second Lien Term Loan, 8.500%, 03/03/21	1,764,219	0.2
	6,679,741		Asurion, LLC, Incremental Tranche B-4 Term Loan, 5.000%, 08/04/22	6,731,509	0.8
	3,364,262		Avaya Inc., Term Loan B-6, 6.500%, 03/31/18	2,964,056	0.3
	7,608,241		Avaya Inc., Term Loan B-7, 6.250%, 05/29/20	6,573,999	0.8
Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
1,881,000	CommScope, Inc., Tranche 5 Term Loan, 3.684%, 10/18/22	$1,893,909	0.2
9,973,750	Communications Sales & Leasing, Inc., Term Loan B, 4.500%, 10/24/22	10,039,826	1.2
3,220,000	Consolidated Communications, Inc., Term Loan B, 4.000%, 10/04/23	3,246,832	0.4
559,971	Encompass Digital Media, Inc., First Lien, 5.500%, 06/05/21	544,572	0.1
2,041,752	Global Tel*Link Corporation, First Lien Term Loan, 5.000%, 05/23/20	2,015,379	0.2
1,700,000	Global Tel*Link Corporation, Second Lien Term Loan, 9.000%, 11/23/20	1,653,250	0.2
3,109,430	Hawaiian Telcom Communications, Inc., Term Loan B, 5.250%, 06/06/19	3,131,131	0.4
3,500,000	Level 3 Financing, Inc, Tranche B-II 2022 Term Loan, 3.684%, 05/31/22	3,521,511	0.4
2,300,000	Level 3 Financing, Inc., Term Loan B-4, 4.000%, 01/15/20	2,320,484	0.3
4,696,892	Lightower Fiber Networks, First Lien Term Loan, 4.184%, 04/13/20	4,708,616	0.6
4,937,003	Syniverse Holdings, Inc., Initial Term Loan, 4.000%, 04/23/19	4,463,362	0.5
5,816,175	U.S. Telepacific Corp, Term Loan B, 6.000%, 11/25/20	5,748,928	0.7
4,232,500	Windstream Corporation, Term Loan B-6, 4.934%, 03/29/21	4,254,987	0.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
	Telecommunications (continued)
2,859,243	XO Communications, First Lien Term Loan, 4.250%, 03/19/21	$2,866,391	0.3
2,737,695	Zayo Group, LLC, Term Loan B, 3.750%, 05/06/21	2,750,242	0.3
		82,281,500	9.7
	Utilities: 3.6%
1,985,000	Aclara Technologies LLC, Term Loan, 6.750%, 08/15/23	2,009,813	0.2
2,979,987	Calpine Corp, Term Loan B-6, 4.000%, 01/15/23	3,003,455	0.4
950,000	Dayton Power and Light Company, Term Loan, 4.184%, 08/30/22	958,906	0.1
5,425,000	Dynegy Inc., Term Loan C, 5.000%, 06/30/23	5,460,604	0.6
2,377,243	TPF II Power, LLC, Term Loan, 5.000%, 09/30/21	2,390,615	0.3
2,134,403	Linden Power Complex, Term Loan, 5.250%, 06/15/23	2,160,639	0.3
2,419,375	Longview Power, LLC, Term Loan, 7.000%, 04/13/21	2,141,147	0.3
2,360,000	MRP Generation Holdings, LLC (fka TPF Generation Holdings, LLC), Term Loan, 8.000%, 09/30/22	2,295,100	0.3
1,588,000	RISEC, Term Loan, 5.750%, 12/19/22	1,580,060	0.2
1,974,000	Southeast PowerGen, LLC, Term Loan B, 4.500%, 12/02/21	1,939,455	0.2
Principal Amount†		Borrower/ Tranche Description	Fair Value	Percentage of Net Assets
5,292,857		Texas Competitive Electric Holdings Company LLC, Term Loan B, 5.000%, 08/04/23	$5,337,518	0.6
1,207,143		Texas Competitive Electric Holdings Company LLC, Term Loan C, 5.000%, 08/04/23	1,217,329	0.1
			30,494,641	3.6
		Total Senior Loans (Cost $1,225,598,517)	1,209,060,738	142.3
Shares			Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 0.6%
154	@	AR Broadcasting (Warrants)	—	0.0
888,534	@,R	Ascend Media (Residual Interest)	—	0.0
3,160		Caribe Media Inc.	—	0.0
178,416	@	Cengage Learning	3,360,108	0.4
60,946	@	Everyware Global, Inc.	479,950	0.1
291	@,R	Lincoln Paper & Tissue, LLC	—	0.0
5,933,579	@,R	Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	—	0.0
205,396	@	Longview Power, LLC	537,521	0.1
75,853	@	Millennium Health LLC	123,261	0.0
209,262		Nelson Education Ltd.	18,834	0.0
106,702	@	Northeast Biofuels (Residual Interest)	—	0.0
407	@	Southcross Holdings G.P.	—	0.0
407	@	Southcross Holdings L.P. Class A	144,485	0.0
		Total Equities and Other Assets (Cost $9,241,741)	4,664,159	0.6
		Total Long-Term Investments (Cost $1,234,840,258)	1,213,724,897	142.9

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Loans: 0.5%
1,030,000	Energy Future Intermediate Holding Company LLC, First Lien DIP, 4.250%, 06/30/17	$1,036,437	0.1
3,632,201	Fram Group Holdings Inc., First Lien Term Loan, 7.000%, 07/31/17	3,601,934	0.4
		4,638,371	0.5
	Total Short-Term Investments (Cost $4,660,587)	4,638,371	0.5
	Total Investments (Cost $1,239,500,845)	$1,218,363,268	143.4
	Liabilities in Excess of Other Assets	(368,611,032)	(43.4)
	Net Assets	$849,752,236	100.0

*  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

R  Restricted Security

(1)  Loans purchased on a when-issued or delayed-delivery basis. Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

EUR	EU	Euro

GBP  British Pound

  Cost for federal income tax purposes is $1,239,533,439.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$8,552,385
Gross Unrealized Depreciation	(29,722,556)
Net Unrealized Depreciation	$(21,170,171)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of November 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2016
Asset Table
Investments, at fair value
Senior Loans	$—	$1,209,060,738	$—	$1,209,060,738
Equities and Other Assets	—	4,664,159	—	4,664,159
Short-Term Investments	—	4,638,371	—	4,638,371
Total Investments, at fair value	$—	$1,218,363,268	$—	$1,218,363,268
Other Financial Instruments+
Forward Foreign Currency Contracts	—	67,986	—	67,986
Total Assets	$—	$1,218,431,254	$—	$1,218,431,254
Liabilities Table
Other Financial Instruments+
Unfunded commitments	$—	$(165)	$—	$(165)
Forward Foreign Currency Contracts	—	(26,270)	—	(26,270)
Total Liabilities	$—	$(26,435)	$—	$(26,435)

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts and unfunded commitments which are fair valued at the unrealized gain (loss) on the instrument.

At November 30, 2016, the following forward foreign currency contracts were outstanding for the Voya Prime Rate Trust:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co.	EU Euro	22,536,000	Sell	12/22/16	$23,978,191	$23,910,205	$67,986
State Street Bank and Trust Co.	British Pound	2,733,500	Sell	12/22/16	3,395,961	3,422,231	(26,270)
							$41,716

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$67,986
Total Asset Derivatives		$67,986
Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$26,270
Total Liability Derivatives		$26,270

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA PRIME RATE TRUST  AS OF NOVEMBER 30, 2016 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Trust's Statement of Operations for the period ended November 30, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Foreign currency related transactions*
Foreign exchange contracts	$1,912,168
Total	$1,912,168
Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Foreign currency related transactions*
Foreign exchange contracts	$(567,441)
Total	$(567,441)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at November 30, 2016:

State Street Bank and Trust Co.
Assets:
Forward foreign currrency contracts	$67,986
Total Assets	$67,986
Liabilities:
Forward foreign currency contracts	$26,270
Total Liabilities	$26,270
Net OTC derivative instruments by counterparty, at fair value	$41,716
Total collateral pledged by the Trust/(Received from counterparty)	$—
Net Exposure(1)	$41,716

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Trust. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:

1  To elect twelve nominees to the Board of Trustees of Voya Prime Rate Trust.

An annual shareholder meeting of Voya Prime Rate Trust was held July 7, 2016, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Prime Rate Trust
Colleen D. Baldwin	1	*	122,646,395.844	3,173,451.064	0.000	0.000	125,819,846.908
John V. Boyer	1	*	122,652,839.143	3,167,047.765	0.000	0.000	125,819,886.908
Patricia W. Chadwick	1	*	122,670,625.741	3,149,261.167	0.000	0.000	125,819,886.908
Peter S. Drotch	1	*	122,600,117.385	3,219,769.523	0.000	0.000	125,819,886.908
Martin J. Gavin	1	*	122,741,410.468	3,078,476.440	0.000	0.000	125,819,886.908
Russell H. Jones	1	*	122,711,557.088	3,108,329.820	0.000	0.000	125,819,886.908
Patrick W. Kenny	1	*	122,604,412.385	3,215,474.523	0.000	0.000	125,819,886.908
Joseph E. Obermeyer	1	*	122,841,130.663	2,978,756.245	0.000	0.000	125,819,886.908
Sheryl K. Pressler	1	*	122,680,853.866	3,139,033.042	0.000	0.000	125,819,886.908
Christopher P. Sullivan	1	*	122,650,808.085	3,169,078.823	0.000	0.000	125,819,886.908
Roger B. Vincent	1	*	122,601,271.871	3,218,615.037	0.000	0.000	125,819,886.908
Shaun P. Mathews	1	*	122,630,759.281	3,189,127.627	0.000	0.000	125,819,886.908

*  Proposal Passed

Voya Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), provides that, after an initial period, the Board of Trustees (the "Board") of Voya Prime Rate Trust (the "Fund"), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not "interested persons" of the Fund, as such term is defined under the 1940 Act (the "Independent Trustees"), must annually review and approve the Fund's existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contract (the "Management Contract") between Voya Investments, LLC ("Adviser") and the Fund, and the sub-advisory contract ("Sub-Advisory Contract") with the sub-adviser to the Fund (the "Sub-Adviser") effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board's meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.

In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Fund effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Fund effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds ("Voya funds"), the Board considered each Voya fund's investment management and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of the Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh

Voya Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the disclosure provided by the Fund, have chosen the Fund as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Fund's existing Management and Sub-Advisory Contracts (the "Contract Review Process").

The Contract Review Process has evolved as the Board's membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

The Board has established (among other committees) three Investment Review Committees (each, an "IRC") and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund's relevant benchmark and/or Morningstar, Inc. ("Morningstar") category average and/or median, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where the Fund's performance has lagged its Selected Peer Group (defined below).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds

("15(c) Methodology Guide"). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the registered fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for the Fund ("Selected Peer Group") based on the Fund's particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of investment management and sub-advisory arrangements (including the Fund's Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the

Voya Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund's Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Fund. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Fund's operations and risks but may delegate certain management responsibilities to one or more sub-advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Fund.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund's Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds' (including the Fund's) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Fund's Chief Investment Risk Officer, who leads the Adviser's Investment Risk Management Department ("IRMD"); and (10) other information relevant to the Board's evaluations.

The Fund's Common Shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Common Shares were selected because they are the only Fund class issued and outstanding. The Common Shares were compared to the analogous class of shares for the Fund in its Selected Peer Group. The funds included in the Fund's Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Management Contract, the Board was mindful of the "manager-of-managers" platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser's compliance with applicable

Voya Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group ("MR&S"), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser's investment process and to try to identify issues that may be relevant to the Sub-Adviser's services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to its Morningstar category average and/or median and primary benchmark. The Board also recognized that

MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund's performance.

In considering the Fund's Management Contract, the Board also considered the extent of benefits provided to the Fund's shareholders, beyond investment management services, from being part of the Voya funds. The Board also took into account the Adviser's ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and

Voya Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board's consideration of the Management and Sub-Advisory Contracts from the Fund's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board requested and considered information regarding the staffing of the Fund's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for the Fund's portfolio management team. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to provide high-quality services to the Fund. The Board also considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund's operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund's Morningstar category average and/or median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Fund asset levels as of August 31, 2016 and September 30, 2016, respectively.

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the five-year period, the third quintile for the year-to-date period, and the fourth quintile for the ten-year period.

Economies of Scale

When evaluating the reasonableness of management fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the

Voya Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board also considered that while the Fund does not have management fee breakpoints, it does have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund's investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered the contractual management fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered expense limitations applicable to the fees payable by the Fund, including the Adviser's agreement to extend the expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Fund's management fee and expense ratio.

Voya Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund's operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER REINVESTMENT PROGRAM

The following is a summary of the Program. Shareholders are advised to review a fuller explanation of the Program contained in the Trust's statement of additional information.

Common Shares are offered by the Trust through the Program. The Program allows participating shareholders to reinvest all dividends ("Dividends") in additional Common Shares of the Trust and also allows participants to purchase additional Common Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $100,000 per month.

The Trust and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.

Common Shares will be issued by the Trust under the Program when the Trust's Common Shares are trading at a premium to NAV. If the Trust's Common Shares are trading at a discount to NAV, Common Shares issued under the Program will be purchased on the open market. Common Shares issued under the Program directly from the Trust will be acquired at the greater of: (i) NAV at the close of business on the day preceding the relevant investment date; or (ii) the average of the daily market price of the Common Shares during the pricing period minus a discount of 5% for reinvested Dividends and 0% to 5% for optional cash investments. Common Shares issued under the Program, when shares are trading at a discount to NAV, will be purchased in the market by the transfer agent at market price. Shares issued by the Trust under the Program will be issued without a fee or a commission.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed participation form to the transfer agent, the Program administrator. The transfer agent will credit to each participant's account funds it receives from: (i) Dividends paid on Trust shares registered in the participant's name; and (ii) optional cash investments. The Transfer Agent will apply all Dividends and optional cash investments received to purchase Common Shares as soon as practicable beginning on the relevant investment date (as described below) and not later than six business days after the relevant investment date, except when necessary to comply with applicable provisions of the federal securities laws. For more information on the Trust's distribution policy, please see the Trust's prospectus.

In order for participants to purchase shares through the Program in any month, the Program administrator must receive from the participant any optional cash investment by the relevant investment date. The relevant investment date will be set in advance by the Trust, upon which optional cash investments are first applied by the Transfer Agent to the purchase of Common Shares. Participants may obtain a schedule of relevant dates, including investments dates, the dates by which optional cash investment payments must be received and the dates in which shares will be paid, by calling Voya's Shareholder Services Department at 1-800-336-3436.

Participants will pay a pro rata share of brokerage commissions with respect to the Transfer Agent's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.

The Program is intended for the benefit of investors in the Trust. The Trust reserves the right to exclude from participation, at any time: (i) persons or entities who attempt to circumvent the Program's standard $100,000 maximum by accumulating accounts over which they have control; or (ii) any other persons or entities as determined in the sole discretion of the Trust.

Currently, persons who are not shareholders of the Trust may not participate in the Program. The Board may elect to change this policy at a future date and permit non-shareholders to participate in the Program. Shareholders may request to receive their Dividends in cash at any time by giving the Transfer Agent written notice or by contacting the Trust's Shareholder Services Department at 1-800-336-3436. Shareholders may elect to close their account at any time by giving the Transfer Agent written notice. When a participant closes their account, the participant, upon request, will receive a certificate for full

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shares in the account. Fractional Common Shares will be held and aggregated with other fractional Common Shares being liquidated by the Transfer Agent as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gain distributions and income distributions are realized and subject to tax even though cash is not received). A shareholder whose Dividends are reinvested in shares under the Program will be treated as having received a dividend equal to either (i) if shares are issued under the Program directly by the Trust, generally the fair market value of the shares issued to the shareholder or (ii) if reinvestment is made through open market purchases, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. If a shareholder purchases additional shares for cash at a discount, the shareholder's basis in the shares will be the price he or she paid.

Additional information about the Program may be obtained by contacting the Trust's Shareholder Services Department at 1-800-336-3436.

KEY FINANCIAL DATES — CALENDAR 2016 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 29, 2016	February 8, 2016	February 23, 2016
February 29, 2016	March 8, 2016	March 22, 2016
March 31, 2016	April 7, 2016	April 22, 2016
April 29, 2016	May 6, 2016	May 23, 2016
May 31, 2016	June 8, 2016	June 22, 2016
June 30, 2016	July 7, 2016	July 22, 2016
July 29, 2016	August 8, 2016	August 22, 2016
August 31, 2016	September 8, 2016	September 22, 2016
September 30, 2016	October 6, 2016	October 24, 2016
October 31, 2016	November 8, 2016	November 22, 2016
November 30, 2016	December 8, 2016	December 22, 2016
December 21, 2016	December 28, 2016	January 12, 2017

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

The Trust was granted exemptive relief by the SEC (the "Order"), which under the 1940 Act, would permit the Trust, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) ("Managed Distribution Policy"). The Trust may in the future adopt a Managed Distribution Policy.

STOCK DATA

The Trust's Common Shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's CUSIP number is 92913A100. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Voya Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

NUMBER OF SHAREHOLDERS

The number of record holders of Common Stock as of November 30, 2016 was 2,588 which does not include approximately 38,295 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-336-3436; (2) on the Trust's website at www.voyainvestments.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 336-3436.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's CEO submitted the Annual CEO Certification on July 22, 2016 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Sub-Adviser

Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169

Institutional Investors and Analysts

Call Voya Prime Rate Trust
1-800-336-3436, Extension 2217

Written Requests

Please mail all account inquiries and other comments to:
Voya Prime Rate Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
1-800-334-3444

Custodian

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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